Exhibit 99.1

OFFICER’S CERTIFICATE
OF
SOONER HOLDINGS, INC.

The undersigned does hereby certify that he is the President of Sooner Holdings, Inc., an Oklahoma corporation (the “Company”), and in such capacity hereby further certifies as follows:

1.           Attached hereto as Exhibit A is a true and correct copy of resolutions adopted by written consent of the Company’s Board of Directors effective as of October 31, 2011, approving, among other things, (i) changing the Company’s name to “Flyingeagle PU Technical Corporation” and (ii) an 1-for-18.29069125 reverse stock split applicable on all the outstanding shares of the Company’s common stock pursuant to filing an Amended and Restated Certificate of Incorporation with the Oklahoma Secretary of State.

2.           Attached hereto as Exhibit B is a true and correct copy of the resolutions adopted by written consent of the Company’s holders of the majority the Company’s voting securities effective as of October 31, 2011, approving among other things (i) changing the Company’s name to “Flyingeagle PU Technical Corporation” and (ii) a 1 for 18.29069125 reverse stock split applicable on all the outstanding shares of the Company’s common stock pursuant to filing an Amended and Restated Certificate of Incorporation with the Oklahoma Secretary of State.  Such resolutions were duly adopted and approved by stockholder(s) holding the requisite number of shares necessary to equal or exceed the vote required, such percentage vote requirement being more than 80% of the outstanding voting capital stock.

3.           Such resolutions have not been amended and remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of December 5, 2011.

/s/ Ang Kang Han

Exhibit A

Resolutions of Board of Directors

UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
SOONER HOLDINGS, INC.

The undersigned, constituting all of the members of the Board of Directors (the “Board”) of Sooner Holdings, Inc., a Oklahoma corporation (the “Corporation”), do hereby consent to the following actions and adopt the resolutions set forth below by unanimous written consent pursuant to the Oklahoma General Corporation Act and the Bylaws of the Corporation, effective as of October 31, 2011 (this “Consent”):

Whereas, effective February 28, 2011, the Board approved, among other things, a resolution to approve an Amended and Restated Certification of Incorporation of the Corporation;

Whereas, due to comments raised by the Staff of the United States Securities and Exchange Commission on certain of the Corporation’s other filings, the Corporation did not file the Amended and Restated Certificate of Incorporation with the Secretary of State of Oklahoma;

Whereas, the Corporation has resolved all of the comments raised by the SEC and wishes to file the Amended and Restated Certificate of Incorporation with the Secretary of State of Oklahoma;

Whereas; the Board wishes to reaffirm the February 28, 2011 Consent with respect to the approval of the Amended and Restated Certificate of Incorporation;

RESOLVED, that the unanimous written consent dated February 28, 2011 attached hereto as Exhibit A is reaffirmed including the Amendment and Corporate Actions as defined therein to be effected upon filing the Amendment with the Oklahoma Secretary of State;

RESOLVED FURTHER, that close of business on November 1, 2011 is hereby adopted and approved as the record date for determining which stockholders are entitled to notice and vote on the Corporate Actions and the Amendment;

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized and directed to solicit written consent approval of the Corporate Actions and the Amendment from the stockholders of the Corporation;

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized and directed to notify the Corporation’s transfer agent of the record date, cause the transfer agent to prepare and deliver a list of stockholders as of the record date, and to cause the transfer agent to obtain a new CUSIP number as may be required in connection with the Corporate Actions;

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized and directed to prepare and file with the Securities and Exchange Commission an information statement as required under Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, and, upon its final approval and effective filing, cause such materials to be mailed to the stockholders of record, and to take all such further actions deemed necessary or advisable to comply with such rules and regulations of the Exchange Act;

RESOLVED FURTHER, that the officers of the Corporation are hereby further authorized and directed to do and perform any and all such further acts, including the execution of any documents or other instruments, deemed necessary or advisable in accordance with the Exchange Act rules and regulations, including but not limited to, providing notice to FINRA in compliance with Rule 10b-17 in connection with the Corporate Actions;

RESOLVED FURTHER, that upon obtaining requisite approval of the Amendment from the stockholders of the Corporation, upon satisfaction of the Section 14C filing and mailing requirements and other Exchange Act rules and regulations, following as soon as practicable thereafter any appropriate executive officer of the Corporation is hereby authorized and directed to execute and file, or cause to be filed, the Amendment with the Oklahoma Secretary of State.

AUTHORITY AND RATIFICATION

RESOLVED, that the officers of the Corporation are, and each individually is, authorized to do and perform any and all such acts, including the execution of any and all documents, as they shall deem necessary or advisable in order to carry out the purposes and intent of the foregoing resolutions and to make any and all such filings on behalf of the Corporation in accordance with filing requirement rules and regulations of the Securities and Exchange Act of 1934, as they apply to this Corporation in its capacity as a public reporting and publicly traded security on the open market; and

RESOLVED FURTHER, that any such acts taken prior to this Consent in connection herewith are hereby ratified, adopted and approved as acts and deeds of this Corporation.

This Consent shall be filed with the minutes and proceedings of the Board and shall have the same force and effect as if such actions and resolutions set forth herein were taken or adopted at a meeting duly called and held.

This Consent may be executed in one or more counterparts (by facsimile signature or otherwise) all of which when taken together shall constitute one and the same instrument.

/s/ Ang Kang Han Ang Kang Han, Director /s/ Huang Jin Bei Huang Jin Bei, Director /s/ Wu Hong Wei Wu Hong Wei, Director

Exhibit A

UNANIMOUS WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
OF
SOONER HOLDINGS, INC.

The undersigned, constituting all of the members of the Board of Directors (the “Board”) of Sooner Holdings, Inc., a Oklahoma corporation (the “Corporation”), do hereby consent to the following actions and adopt the resolutions set forth below by unanimous written consent pursuant to the Oklahoma General Corporation Act and the Bylaws of the Corporation, effective as of February 28, 2011 (this “Consent”):

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

WHEREAS, in connection with the Corporation’s new operations being conducted through its subsidiary company, SFP, it is deemed to be advisable and in the best interests of the Corporation to change the Corporation’s name, amend governing provisions of its charter documents, and effect the reverse stock split contemplated by the recent concluded share exchange transaction;

WHEREAS, in order to effect the changes described above it is deemed to be advisable and in the best interests of the Corporation and its stockholders to amend and restate the Corporation’s current Certificate of Incorporation in order to, among other things, (i) change the corporate name to “Flyingeagle PU Technical Corporation,” (ii) effect a 1-for- 18.29069125 reverse stock split (the “Stock Split”), (iii) include the authorized Series A Convertible Preferred Stock designation with the current existing rights, preferences and privileges, and (iv) restructure and remove provisions regulating classes for a staggered Board and super-majority voting right powers afforded to the stockholders (collectively, the “Corporate Actions”);

WHEREAS, the Corporation Actions shall be effected pursuant to filing the Amended and Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit A (the “Amendment”) with the Oklahoma Secretary of State.

RESOLVED, that the Corporate Actions, including the Stock Split, to be effected upon filing the Amendment with the Oklahoma Secretary of State, are hereby declared advisable and adopted and approved;

RESOLVED FURTHER, that the Amendment, together with such changes thereto as any executive officer of the Corporation may approve with advice of counsel (such approval to be evidenced by execution of the Amendment by such officer on behalf of the Corporation), is hereby adopted and approved;

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized and directed to solicit written consent approval of the Corporate Actions and the Amendment from the stockholders of the Corporation;

RESOLVED FURTHER, that close of business on March 1, 2011 is hereby adopted and approved as the record date for determining which stockholders are entitled to notice and vote on the Corporate Actions and the Amendment;

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized and directed to solicit written consent approval of the Corporate Actions and the Amendment from the stockholders of the Corporation;

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized and directed to notify the Corporation’s transfer agent of the record date, cause the transfer agent to prepare and deliver a list of stockholders as of the record date, and to cause the transfer agent to obtain a new CUSIP number as may be required in connection with the Corporate Actions;

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized and directed to prepare and file with the Securities and Exchange Commission an information statement as required under Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, and, upon its final approval and effective filing, cause such materials to be mailed to the stockholders of record, and to take all such further actions deemed necessary or advisable to comply with such rules and regulations of the Exchange Act;

RESOLVED FURTHER, that the officers of the Corporation are hereby further authorized and directed to do and perform any and all such further acts, including the execution of any documents or other instruments, deemed necessary or advisable in accordance with the Exchange Act rules and regulations, including but not limited to, providing notice to FINRA in compliance with Rule 10b-17 in connection with the Corporate Actions;

RESOLVED FURTHER, that upon obtaining requisite approval of the Amendment from the stockholders of the Corporation, upon satisfaction of the Section 14C filing and mailing requirements and other Exchange Act rules and regulations, following as soon as practicable thereafter any appropriate executive officer of the Corporation is hereby authorized and directed to execute and file, or cause to be filed, the Amendment with the Oklahoma Secretary of State.

AUTHORITY AND RATIFICATION

RESOLVED, that the officers of the Corporation are, and each individually is, authorized to do and perform any and all such acts, including the execution of any and all documents, as they shall deem necessary or advisable in order to carry out the purposes and intent of the foregoing resolutions and to make any and all such filings on behalf of the Corporation in accordance with filing requirement rules and regulations of the Securities and Exchange Act of 1934, as they apply to this Corporation in its capacity as a public reporting and publicly traded security on the open market; and

RESOLVED FURTHER, that any such acts taken prior to this Consent in connection herewith are hereby ratified, adopted and approved as acts and deeds of this Corporation.

This Consent shall be filed with the minutes and proceedings of the Board and shall have the same force and effect as if such actions and resolutions set forth herein were taken or adopted at a meeting duly called and held.

This Consent may be executed in one or more counterparts (by facsimile signature or otherwise) all of which when taken together shall constitute one and the same instrument.

/s/ R.C. Cunningham II R.C. Cunningham II /s/ Ang Kang Han Ang Kang Han

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SOONER HOLDINGS, INC.

TO: OKLAHOMA SECRETARY OF STATE

The undersigned, Sooner Holdings, Inc., an Oklahoma corporation, for the purpose of amending and restating its Certificate of Incorporation pursuant to §1077 and §1080 of the Oklahoma General Corporation Act hereby certifies:

1.           The present name of the corporation is Sooner Holdings, Inc. and the original certificate of incorporation of the corporation was filed with the Secretary of State for the State of Oklahoma on January 30, 1986, under the corporation’s previous name, Charlie O Company, Inc.

2.           This Amended and Restated Certificate of Incorporation has been duly adopted by the corporation’s Board of Directors and stockholders in accordance with Sections 1073, 1077 and 1080 of the Oklahoma General Corporation Act.

3.           This Amended and Restated Certificate of Incorporation amends and restates the original certificate of incorporation, as amended, in its entirety to read as follows:

FIRST: The name of this corporation is:  Flying Eagle PU Technical Corporation.

SECOND:  The name of the registered agent and the street address of the registered office in the State of Oklahoma is: Paracorp Incorporated, 613 SW 112th Street, Oklahoma City, OK  73170.

THIRD:  The duration of this corporation is perpetual.

FOURTH:  The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Oklahoma.

FIFTH:   The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 110,000,000, of which 100,000,000 shares shall be Common Stock, par value of $.001 per share, and 10,000,000 shares shall be Preferred Stock, par value $.001 per share.

Shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Upon effective filing of this Amended and Restated Certificate of Incorporation, all issued and outstanding shares of Common Stock, including such shares of Common Stock reserved for issuance upon conversion of any outstanding convertible securities, shall be consolidated, reduced and combined into shares of Common Stock on a 1-for- 18.29069125 ratio (the “Reverse Split”).  All fraction shares resulting therefrom shall be rounded up to the next whole share in consideration therefor.

A.  SERIES A CONVERTIBLE PREFERRED STOCK

SECTION 1.  DESIGNATION OF SERIES; RANK.  A series of shares of Preferred Stock shall be designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of shares initially constituting such series shall be Nineteen Thousand Two Hundred (19,200) shares.

SECTION 2.  DEFINITIONS.

For purposes of this Amended and Restated Certificate of Incorporation, the following definitions shall apply:

(a)  “Business Day” means a day in which a majority of the banks in the State of New York in the United States of America are open for business.

(b)  “Amendment” means this Amended and Restated Certificate of Incorporation filed with the Secretary of State of Oklahoma, to, among other things, effect a Reverse Split of its outstanding shares of Common Stock.

(c)  “Common Stock” means the Corporation’s $0.001 par value common stock.

(d)  “Effective Date” shall mean the later to occur of (a) the date the Amendment becomes effective with the Secretary of State of Oklahoma; or (b) the date the Reverse Split is effected with the corporation’s transfer agent.

(e)  “Holder” shall mean the person or entity in which the Series A Preferred Stock is registered on the books of the corporation, which shall initially be the persons or entities which receive the Series A Preferred Stock in exchange for shares of China Weituo Technical Limited (“Chinese Weituo”), pursuant to a certain Securities Exchange Agreement between the corporation, certain stockholders of the corporation, Chinese Weituo and the shareholders of Chinese Weituo.

(f)  “Restricted Shares” means shares of the corporation’s Common Stock which are restricted from being transferred by the holder thereof unless the transfer is effected in compliance with the Securities Act of 1933, as amended, and applicable state securities laws, which shares shall bear the following restrictive legend (or one substantially similar):

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) that registration is not required under any such acts.”

(g)  “Reverse Split” means the reverse stock split, hereinbefore defined, of the corporation’s outstanding shares of Common Stock in a ratio of 1 share for 18.29069125 shares outstanding prior to effective filing of this amended and restated certificate of incorporation which has been approved by a majority of the corporation’s voting shares (which includes the voting rights of the Series A Preferred Stock) subsequent to a filed Schedule 14A or Schedule 14C Information Statement.

SECTION 3.  LIQUIDATION PREFERENCE.  The Holders of the Series A Preferred Stock shall be entitled to a liquidation preference in an amount of $0.50 per share prior to the holders of Common Stock in the event of liquidation.

SECTION 4.  CONVERSION RIGHTS.  The Series A Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

(a)  Automatic Conversion.

(i)  Upon the Effective Date of the Reverse Split (the “Automatic Conversion Date”), each share of Series A Preferred Stock will automatically convert into shares of the corporation’s post-Reverse Split Common Stock (the “Automatic Conversion”), at the rate of One thousand (1,000) post-Reverse Split shares of the corporation’s Common Stock for each one (1) share of Series A Preferred Stock held by each Holder (the “Conversion Rate”), without any required action by the Holder thereof.  As soon as practicable after the Automatic Conversion, each stock certificate (if any) evidencing ownership of the Series A Preferred Stock shares (the “Series A Preferred Stock Certificate(s)”), shall be surrendered to the corporation for exchange by the Holders thereof.  Upon receipt of the Series A Preferred Stock Certificates, duly endorsed, or certifications confirming the ownership of such Series A Preferred Stock, the corporation (itself, or through its transfer agent) shall promptly issue to the exchanging stockholder that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted, under the Conversion Rate (the “Conversion Shares”).  All Common Stock issued to the exchanging stockholders will be issued as Restricted Shares.

(ii)  In the event that the Series A Preferred Stock Certificates are not surrendered to the Company within Five (5) Business Days of the Automatic Conversion Date, each Series A Preferred Stock Certificate shall automatically, and without any required action by the Holders thereof be cancelled and terminated and the Conversion Shares shall be issued to the prior Holders of the Series A Preferred Stock Certificates pursuant to and in connection with the Conversion Rate and mailed to such Holders at their address of record as provided by such Holders to the Company.  All Common Stock issued to the exchanging stockholders will be issued as Restricted Shares.

(b)  Taxes.  The corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax, or has established, to the satisfaction of the corporation, that such tax has been paid.

(c)  No Impairment. The corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 4 shall prohibit the corporation from amending its Certificate of Incorporation with the requisite consent of its stockholders and the Board of Directors.

(d)  Fractional Shares.  If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating an individual stockholder’s shares of Preferred Stock being converted pursuant to the Automatic Conversion), such fractional share shall be rounded to one whole share of Common Stock.

SECTION 5.  VOTING.  The shares of Series A Preferred Stock shall have the same voting rights as those accruing to the Common Stock and shall vote that number of voting shares as are issuable upon conversion of such Series A Preferred Stock that any Holder holds as of the record date of any such vote based on the Conversion Ratio.   For example, assuming one (1) share of Series A Preferred Stock is issued and outstanding on the record date for any stockholder vote, such share shall have one thousand votes.  The voting rights of the Series A Preferred Stock shall be applicable regardless of whether the corporation has a sufficient number of authorized but unissued shares of Common Stock then available to affect an Automatic Conversion.   Each holder of the Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of the corporation.  Unless otherwise required by law, the Series A Preferred Stock shall vote with the Common Stock together as a class with respect to any question upon which holders of Common Stock have the right to vote.

SECTION 6.  DIVIDENDS.  The holders of the Series A Preferred Stock shall not be entitled to receive dividends paid on the Common Stock and the Series A Preferred Stock shall not accrue any dividends.

SECTION 7.  REDEMPTION RIGHTS.  The shares of Series A Preferred Stock shall not have or be subject to any redemption rights.

SECTION 8.  PROTECTIVE PROVISIONS.  Subject to the rights of series of Series A Preferred Stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class:

(a)  Increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock;

(b)  Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock, including a reverse stock split (other than the Reverse Split), but excluding a stock split, so long as the Series A Preferred Stock’s Conversion Rights are not diminished in connection therewith;

(c)  Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock other than as provided herein or in any Share Exchange Agreement or related document entered into between the corporation and the Holders; or

(d)  Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth herein.

SECTION 9.  PREEMPTIVE RIGHTS.  Holders of Series A Preferred Stock and holders of Common Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the corporation, except as specifically set forth herein or in any other document agreed to by the corporation.

SECTION 10.  REPORTS.  The corporation shall mail to all holders of Series A Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

SECTION 11.  NOTICES.  In addition to any other means of notice provided by law or in the corporation’s bylaws, any notice required by the provisions of this Amended and Restated Certificate of Incorporation to be given to the Holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at such Holder’s address appearing on the books of the corporation.

SIXTH:  The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by statute or by this certificate of incorporation or the bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation.

SEVENTH:  The Board of Directors is authorized to make, adopt, amend, alter or repeal the bylaws of the corporation.  The stockholders shall also have power to make, adopt, amend, alter or repeal the bylaws of the corporation at any annual meeting.

EIGHTH:  Except as may otherwise be approved by the Board of Directors, no holder of any class or series of stock of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation now or hereafter authorized or created, nor any obligations or securities convertible into any class or series of stock of this corporation.

NINTH: To the fullest extent permitted by the laws of Oklahoma, as the same exist or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  Any repeal or modification of the foregoing provisions of this article NINTH by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

TENTH: The corporation shall, to the fullest extent permitted by Section 1031 of the Oklahoma General Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrator of such a person.

ELEVENTH: The corporation hereby elects not to be governed by section 1090.3 of the Oklahoma General Corporation Act.

Exhibit B

Resolutions of Holders of Majority of Voting Stock

UNANIMOUS WRITTEN CONSENT
OF THE
HOLDERS OF MAJORITY OF VOTING STOCK OF
SOONER HOLDINGS, INC.
IN LIEU OF A SPECIAL MEETING

The undersigned, constituting holders of the majority of voting stock of Sooner Holdings, Inc., a Oklahoma corporation (the “Corporation”), acting pursuant to the Oklahoma General Corporation Act and the Bylaws of the Corporation, do hereby consent to and adopt the following resolutions effective as of October 31, 2011 (this “Consent”):

CERTIFICATE  OF AMENDMENT OF CERTIFICATE OF INCORPORATION

Whereas, the Board of Directors of the Corporation has determined it to be in the best interests of the Corporation to (i) change its name to “Flying Eagle PU Technical Corporation” (the “Name Change”); (ii) amend the Corporation’s Certificate of Incorporation to eliminate a classified Board of Directors (the “Elimination of Classified Board”); and (iii) amend the Corporation’s Certificate of Incorporation to effect a reverse stock split of the issued and outstanding common stock of the Corporation, at a reverse stock split ratio of 18.29069125 shares for one share, with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the reverse stock split receiving one full share of common stock in lieu of the Corporation issuing such fractional share or paying cash in respect thereof (“Reverse Stock Split”); all of which shall become effective pursuant to filing a Certificate of Amendment of Certificate of Incorporation with the Oklahoma Secretary of State, a copy of which is attached as Exhibit A (the “Certificate of Amendment”), as approved by the Board of Directors.

RESOLVED, that the Corporation’s Name Change, Elimination of Classified Board and Reverse Stock Split are herby adopted and approved; and

RESOLVED FURTHER, that the Certificate of Amendment containing the Corporation’s Name Change, Elimination of Classified Board and Reverse Stock Split is hereby adopted and approved, together with such change thereto, if any, as the executive officers of the Corporation may approve

This Consent may be executed in one or more counterparts (by facsimile signature or otherwise) all of which when taken together shall constitute one and the same instrument.

/s/ China Changsheng Investment Limited
China Changsheng Investment Limited
15,648 Shares of Series A Preferred Stock

/s/ China Longshan Investment Limited
China Longshan Investment Limited
960 Shares of Series A Preferred Stock

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SOONER HOLDINGS, INC.

TO: OKLAHOMA SECRETARY OF STATE

The undersigned, Sooner Holdings, Inc., an Oklahoma corporation, for the purpose of amending and restating its Certificate of Incorporation pursuant to §1077 and §1080 of the Oklahoma General Corporation Act hereby certifies:

1.           The present name of the corporation is Sooner Holdings, Inc. and the original certificate of incorporation of the corporation was filed with the Secretary of State for the State of Oklahoma on January 30, 1986, under the corporation’s previous name, Charlie O Company, Inc.

2.           This Amended and Restated Certificate of Incorporation has been duly adopted by the corporation’s Board of Directors and stockholders in accordance with Sections 1073, 1077 and 1080 of the Oklahoma General Corporation Act.

3.           This Amended and Restated Certificate of Incorporation amends and restates the original certificate of incorporation, as amended, in its entirety to read as follows:

FIRST: The name of this corporation is:  Flying Eagle PU Technical Corporation.

SECOND:  The name of the registered agent and the street address of the registered office in the State of Oklahoma is: Paracorp Incorporated, 613 SW 112th Street, Oklahoma City, OK  73170.

THIRD:  The duration of this corporation is perpetual.

FOURTH:  The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Oklahoma.

FIFTH:   The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 110,000,000, of which 100,000,000 shares shall be Common Stock, par value of $.001 per share, and 10,000,000 shares shall be Preferred Stock, par value $.001 per share.

Shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors shall determine the designation of each series and the authorized number of shares of each series.  The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.  If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Upon effective filing of this Amended and Restated Certificate of Incorporation, all issued and outstanding shares of Common Stock, including such shares of Common Stock reserved for issuance upon conversion of any outstanding convertible securities, shall be consolidated, reduced and combined into shares of Common Stock on a 1-for- 18.29069125 ratio (the “Reverse Split”).  All fraction shares resulting therefrom shall be rounded up to the next whole share in consideration therefor.

A.  SERIES A CONVERTIBLE PREFERRED STOCK

SECTION 1.  DESIGNATION OF SERIES; RANK.  A series of shares of Preferred Stock shall be designated as the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of shares initially constituting such series shall be Nineteen Thousand Two Hundred (19,200) shares.

SECTION 2.  DEFINITIONS.

For purposes of this Amended and Restated Certificate of Incorporation, the following definitions shall apply:

(a)  “Business Day” means a day in which a majority of the banks in the State of New York in the United States of America are open for business.

(b)  “Amendment” means this Amended and Restated Certificate of Incorporation filed with the Secretary of State of Oklahoma, to, among other things, effect a Reverse Split of its outstanding shares of Common Stock.

(c)  “Common Stock” means the Corporation’s $0.001 par value common stock.

(d)  “Effective Date” shall mean the later to occur of (a) the date the Amendment becomes effective with the Secretary of State of Oklahoma; or (b) the date the Reverse Split is effected with the corporation’s transfer agent.

(e)  “Holder” shall mean the person or entity in which the Series A Preferred Stock is registered on the books of the corporation, which shall initially be the persons or entities which receive the Series A Preferred Stock in exchange for shares of China Weituo Technical Limited (“Chinese Weituo”), pursuant to a certain Securities Exchange Agreement between the corporation, certain stockholders of the corporation, Chinese Weituo and the shareholders of Chinese Weituo.

(f)  “Restricted Shares” means shares of the corporation’s Common Stock which are restricted from being transferred by the holder thereof unless the transfer is effected in compliance with the Securities Act of 1933, as amended, and applicable state securities laws, which shares shall bear the following restrictive legend (or one substantially similar):

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) that registration is not required under any such acts.”

(g)  “Reverse Split” means the reverse stock split, hereinbefore defined, of the corporation’s outstanding shares of Common Stock in a ratio of 1 share for 18.29069125 shares outstanding prior to effective filing of this amended and restated certificate of incorporation which has been approved by a majority of the corporation’s voting shares (which includes the voting rights of the Series A Preferred Stock) subsequent to a filed Schedule 14A or Schedule 14C Information Statement.

SECTION 3.  LIQUIDATION PREFERENCE.  The Holders of the Series A Preferred Stock shall be entitled to a liquidation preference in an amount of $0.50 per share prior to the holders of Common Stock in the event of liquidation.

SECTION 4.  CONVERSION RIGHTS.  The Series A Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

(a)  Automatic Conversion.

(i)  Upon the Effective Date of the Reverse Split (the “Automatic Conversion Date”), each share of Series A Preferred Stock will automatically convert into shares of the corporation’s post-Reverse Split Common Stock (the “Automatic Conversion”), at the rate of One thousand (1,000) post-Reverse Split shares of the corporation’s Common Stock for each one (1) share of Series A Preferred Stock held by each Holder (the “Conversion Rate”), without any required action by the Holder thereof.  As soon as practicable after the Automatic Conversion, each stock certificate (if any) evidencing ownership of the Series A Preferred Stock shares (the “Series A Preferred Stock Certificate(s)”), shall be surrendered to the corporation for exchange by the Holders thereof.  Upon receipt of the Series A Preferred Stock Certificates, duly endorsed, or certifications confirming the ownership of such Series A Preferred Stock, the corporation (itself, or through its transfer agent) shall promptly issue to the exchanging stockholder that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted, under the Conversion Rate (the “Conversion Shares”).  All Common Stock issued to the exchanging stockholders will be issued as Restricted Shares.

(ii)  In the event that the Series A Preferred Stock Certificates are not surrendered to the Company within Five (5) Business Days of the Automatic Conversion Date, each Series A Preferred Stock Certificate shall automatically, and without any required action by the Holders thereof be cancelled and terminated and the Conversion Shares shall be issued to the prior Holders of the Series A Preferred Stock Certificates pursuant to and in connection with the Conversion Rate and mailed to such Holders at their address of record as provided by such Holders to the Company.  All Common Stock issued to the exchanging stockholders will be issued as Restricted Shares.

(b)  Taxes.  The corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax, or has established, to the satisfaction of the corporation, that such tax has been paid.

(c)  No Impairment. The corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 4 shall prohibit the corporation from amending its Certificate of Incorporation with the requisite consent of its stockholders and the Board of Directors.

(d)  Fractional Shares.  If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating an individual stockholder’s shares of Preferred Stock being converted pursuant to the Automatic Conversion), such fractional share shall be rounded to one whole share of Common Stock.

SECTION 5.  VOTING.  The shares of Series A Preferred Stock shall have the same voting rights as those accruing to the Common Stock and shall vote that number of voting shares as are issuable upon conversion of such Series A Preferred Stock that any Holder holds as of the record date of any such vote based on the Conversion Ratio.   For example, assuming one (1) share of Series A Preferred Stock is issued and outstanding on the record date for any stockholder vote, such share shall have one thousand votes.  The voting rights of the Series A Preferred Stock shall be applicable regardless of whether the corporation has a sufficient number of authorized but unissued shares of Common Stock then available to affect an Automatic Conversion.   Each holder of the Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of the corporation.  Unless otherwise required by law, the Series A Preferred Stock shall vote with the Common Stock together as a class with respect to any question upon which holders of Common Stock have the right to vote.

SECTION 6.  DIVIDENDS.  The holders of the Series A Preferred Stock shall not be entitled to receive dividends paid on the Common Stock and the Series A Preferred Stock shall not accrue any dividends.

SECTION 7.  REDEMPTION RIGHTS.  The shares of Series A Preferred Stock shall not have or be subject to any redemption rights.

SECTION 8.  PROTECTIVE PROVISIONS.  Subject to the rights of series of Series A Preferred Stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class:

(a)  Increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock;

(b)  Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock, including a reverse stock split (other than the Reverse Split), but excluding a stock split, so long as the Series A Preferred Stock’s Conversion Rights are not diminished in connection therewith;

(c)  Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock other than as provided herein or in any Share Exchange Agreement or related document entered into between the corporation and the Holders; or

(d)  Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth herein.

SECTION 9.  PREEMPTIVE RIGHTS.  Holders of Series A Preferred Stock and holders of Common Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the corporation, except as specifically set forth herein or in any other document agreed to by the corporation.

SECTION 10.  REPORTS.  The corporation shall mail to all holders of Series A Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

SECTION 11.  NOTICES.  In addition to any other means of notice provided by law or in the corporation’s bylaws, any notice required by the provisions of this Amended and Restated Certificate of Incorporation to be given to the Holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at such Holder’s address appearing on the books of the corporation.

SIXTH:  The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by statute or by this certificate of incorporation or the bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation.

SEVENTH:  The Board of Directors is authorized to make, adopt, amend, alter or repeal the bylaws of the corporation.  The stockholders shall also have power to make, adopt, amend, alter or repeal the bylaws of the corporation at any annual meeting.

EIGHTH:  Except as may otherwise be approved by the Board of Directors, no holder of any class or series of stock of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation now or hereafter authorized or created, nor any obligations or securities convertible into any class or series of stock of this corporation.

NINTH: To the fullest extent permitted by the laws of Oklahoma, as the same exist or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  Any repeal or modification of the foregoing provisions of this article NINTH by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

TENTH: The corporation shall, to the fullest extent permitted by Section 1031 of the Oklahoma General Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrator of such a person.

ELEVENTH: The corporation hereby elects not to be governed by section 1090.3 of the Oklahoma General Corporation Act.